Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

April 15, 2016

Supplement to the Statement of Additional Information dated January 29, 2016

Portfolio Manager Changes

The FMI Funds’ investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.  Effective as of May 31, 2016, Karl T. Poehls is leaving Fiduciary Management, Inc. to pursue other business activities and personal interests, and will no longer serve on the PMC.  Mr. Poehls will continue to serve on the PMC until May 31, 2016.  In connection with this transition, the Funds are adding Jordan S. Teschendorf, an employee of Fiduciary Management who is familiar with the Funds and their investment strategies, to the PMC effective immediately.

The information in the Statement of Additional Information is hereby supplemented to reflect the information above and to report that the dollar range of Fund shares beneficially owned by Mr. Teschendorf in each of the FMI Funds is $1-$10,000.  Otherwise the information in the Statement of Additional Information remains unchanged by the filing of this Supplement.

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The date of this Supplement is April 15, 2016.

Please retain this Supplement for future reference.